EX-4.4
                        FORM OF COMMON STOCK CERTIFICATE

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                              XIOX CORPORATION LOGO


NUMBER                                                                    SHARES


THIS CERTIFICATE IS TRANSFERABLE IN    SEE THE REVERSE FOR A STATEMENT AS TO THE
LOS ANGELES OR NEW YORK                      RIGHTS, PREFERENCES, PRIVILEGES AND
                                        RESTRICTIONS OF THE CORPORATION'S SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


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This certifies that                                            CUSIP 983905 10 0



is the registered owner of
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         FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITH
                              PAR VALUE OF $.01, OF

                                XIOX CORPORATION

Transferable on the share register of the Corporation, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed or assigned.

This Certificate is not valid until countersigned by the transfer agent and Registered by the registrar.

WITNESS    the    facsimile    seal   of
Corporation and the facsimile signatures of it's duly authorized officers.

Dated:

/s/ ________________________________        /s/ ________________________________
SECRETARY                                                              PRESIDENT


                              XIOX CORPORATION SEAL
                                    GOES HERE
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                                      II-6

                                XIOX CORPORATION

A full statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes of shares of the Corporation, including the Common Stock, ownership of which is represented by this certificate, and the Preferred Stock, and upon the respective holders thereof, may be obtained by any shareholder upon request and without charge from the Secretary of the Corporation, at the principal office of the Corporation.

The Board of Directors has the authority to fix the number of shares of any series of Preferred Stock, to determine the designation of such series and to determine or alter the rights, preferences, privileges and restrictions upon any wholly unissued series of Preferred Stock.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                        UNIF GIT MIN ACT--Custodian
TEN ENT--as tenants by the  entireties                 (Cust)          (Minor)
JT TEN--as joint tenants with right                under Uniform Gifts to Minors
        of survivorship and not as                     Act......................
        tenants in common                                                (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,_______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________

_________________________________________________

_________________________________________________


PRINT OR TYPWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
_____________________________________________________ Shares of the Common Stock
represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________

                       __________________________________

                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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